SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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Investment Managers Series Trust
(Name of Registrant as Specified in Its Charter)

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INVESTMENT MANAGERS SERIES TRUST

 AAM/CUTWATER SELECT INCOME FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 To Be Held On December 29, 2014

A Special Meeting of Shareholders of the AAM/Cutwater Select Income Fund (the "Fund") will be held on December 29, 2014, at 11:00 a.m., local time, at the office of MBIA Inc., 1 Manhattanville Road, Purchase, New York, 10577. At the meeting, we will ask the shareholders of the Fund to vote on:

1.	The re-appointment of Cutwater Investor Services Corp. as sub-advisor to the Fund.

2.	Any other matters that properly come before the meeting.

Shareholders of the Fund of record as of the close of business on November 7, 2014, are entitled to notice of, and to vote at, the Fund's Special Meeting or any adjournment thereof.

By order of the Board of Trustees,

Maureen Quill

President
December 8, 2014

1

IMPORTANT NEWS ABOUT
 AAM/CUTWATER SELECT INCOME FUND

December 8, 2014

To the Shareholders of the AAM/Cutwater Select Income Fund:

 The Board of Trustees of Investment Managers Series Trust has called a meeting of the shareholders of the AAM/Cutwater Select Income Fund series of the Trust (the "Fund") to be held on December 29, 2014, to consider approval of a new sub-advisory agreement with Cutwater Investor Services Corp. ("Cutwater") as sub-advisor to the Fund.

Cutwater has been a sub-advisor to the Fund since the Fund's inception on April 19, 2013. In October 2014, Cutwater informed the Fund that The Bank of New York Mellon ("BNY Mellon") had entered into an agreement to acquire ownership of Cutwater Holdings, LLC, the parent of Cutwater, from MBIA Inc. (the "Transaction"). The Transaction is scheduled to close in the beginning of the first quarter of 2015, and will result in a change of control of Cutwater and the automatic termination of the existing sub-advisory agreement between Advisors Asset Management, Inc. (the "Advisor"), the Fund's investment advisor, and Cutwater with respect to the Fund.

On November 18, 2014, the Board of Trustees approved a new sub-advisory agreement between Cutwater and the Advisor with respect to the Fund, subject to the approval of the Fund's shareholders and effective upon the change of control of Cutwater, that is substantially the same as the current sub-advisory agreement between Cutwater and the Advisor with respect to the Fund. The Board also approved an interim investment advisory agreement between Cutwater and the Advisor that would be used if the Transaction is completed before the new agreement is approved by Fund shareholders. The interim agreement is substantially similar to the current agreement and the new agreement except that (i) the interim agreement may be terminated by the Fund with ten days' notice, (ii) the interim agreement has a limited term of 150 days (or until such earlier date at which the new agreement becomes effective), and (iii) compensation earned under the interim agreement will be escrowed until shareholders approve the new agreement.

The Advisor continues to serve as investment advisor to the Fund. There will be no increase in fees to the Fund and its shareholders as a result of this approval.

The next few pages of this package feature more information about these matters. Please take a few moments to read them. Call us at 1-888-966-9661 if you have any questions.

On behalf of the Board of Trustees, I thank you for your continued investment in the Fund.

Sincerely,

Maureen Quill

Maureen Quill
President

INFORMATION STATEMENT
TO SHAREHOLDERS OF THE
 AAM/CUTWATER SELECT INCOME FUND

This document is an Information Statement and is being furnished to shareholders of the AAM/Cutwater Select Income Fund (the "Fund"), a series of Investment Managers Series Trust (the "Trust"). Advisors Asset Management, Inc. (the "Advisor") serves as the investment advisor for the Fund. Cutwater Investor Services Corp. ("Cutwater") serves as the sub-advisor for the Fund.

The Board of Trustees has called a meeting of the shareholders of the Fund to be held on December 29, 2014, at 11:00 a.m. local time, at the offices of MBIA Inc., 1 Manhattanville Road, Purchase, New York, 10577, to consider approval of a new sub-advisory agreement between Cutwater and the Advisor with respect to the Fund. Although the Trust is not soliciting shareholder proxies with respect to the meeting, the Trust is required to provide an Information Statement to the shareholders of the Fund explaining the proposal on which the Fund's shareholders will be voting.

This Information Statement is being mailed on or about December 8, 2014, to the shareholders of the Fund as of November 7, 2014. MBIA and BNY Mellon will pay the expenses of preparing this Information Statement, which are estimated to be $6,500. Certain information on the share ownership of the Fund is set forth in Appendix A. The Information Statement is available at http://www.aammutualfunds.com/literature.html.

WE ARE NOT ASKING YOU FOR A PROXY.
 PLEASE DO NOT SEND US A PROXY.

Re-Appointment of Cutwater Asset Management as Sub-Adviser to the Fund

Cutwater has been sub-adviser to the Fund since the Fund's inception on April 19, 2013. On October 6, 2014, Cutwater informed the Fund that The Bank of New York Mellon("BNY Mellon") had entered into an agreement with MBIA Inc. ("MBIA") to acquire Cutwater Holdings, LLC, the parent of Cutwater, from MBIA (the "Transaction"). The Transaction is expected to close in the beginning of the first quarter of 2015, and will result in a change of control of Cutwater and the automatic termination of the existing sub-advisory agreement between the Advisor and Cutwater with respect to the Fund.

Cutwater has represented to the Advisor that the change in control of Cutwater will not result in any change in in the level of service provided by Cutwater to the Fund or the persons who currently manage the Fund's investment portfolio. On November 18, 2014, the Board of Trustees of the Trust, including the Trustees of the Trust who are not "interested persons" of the Trust (the "Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved the re-appointment of Cutwater as sub-adviser to the Fund, subject to the approval of the Fund's shareholders and effective upon the change in control. The Board also approved an interim investment advisory agreement between Cutwater and the Advisor that would be used if the Transaction is completed before the new agreement is approved by Fund shareholders. The new sub-advisory agreement has substantially the same terms as the current sub-advisory agreement between the Advisor and Cutwater with respect to the Fund. The interim agreement is substantially similar to the current agreement and the new agreement except that (i) it may be terminated by the Fund with ten days' notice, (ii) it has a limited term of 150 days (or until such earlier date at which the new agreement becomes effective), and (iii) compensation earned under the interim agreement will be escrowed until shareholders approve the new agreement.

No officers or Trustees of the Trust are officers, employees, directors, managers or members of Cutwater. In addition, since the beginning of the Trust's last fiscal year, no Trustee has had, directly or indirectly, any interest in Cutwater, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities, and no Trustee has been a party to a material transaction or material proposed transaction to which Cutwater, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities, was or is to be a party.

Considerations by the Board of Trustees

At its November 18, 2014, meeting, in connection with its review of the proposed sub-advisory agreement, the Board considered a variety of matters, including information about Cutwater's organization, personnel who provide services to the Fund, and compensation structure; its investment philosophy and investment process; performance results of the Fund over various periods; and Cutwater's sub-advisory fees with respect to the Fund. The Board also reviewed certain information regarding Cutwater's compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio trade execution. Some of the information the Board considered had been provided in August 2014 in connection with the Board's annual consideration of the renewal of Cutwater's current sub-advisory agreement with respect to the Fund, and the Board considered information from Cutwater regarding any material changes to the August 2014 information.

The Board assessed the investment results of the Fund for the three months, one year and since inception periods ended September 30, 2014. The Board observed that the Fund's returns gross of fees were higher than the returns of the Barclays U.S. Credit Index for all periods. The Board concluded that the services proposed to be provided to the Fund by Cutwater would continue to benefit the shareholders of the Fund.

The Board reviewed information regarding the sub-advisory fees charged by Cutwater with respect to the Fund and observed that, as a sub-advisor to the Fund, such fees were favorable relative to the fees charged by Cutwater to other registered funds for which it served as investment advisor using a similar strategy.

The Board also considered the benefits received by Cutwater as a result of its relationship with the Fund, including the sub-advisory fees paid to Cutwater, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund's performance. The Board considered that although Cutwater's sub-advisory agreement included a fee breakpoint while the Fund's advisory agreement did not, significant economies of scale were not likely to be realized by the Advisor or Cutwater at the anticipated asset levels of the Fund during the next several years of the Fund's operations.

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the proposed sub-advisory agreement, including the fees to be received by Cutwater, were fair and reasonable in light of the nature and quality of the services proposed to be provided by Cutwater to the Fund and its shareholders, and approved the sub-advisory agreement.

Terms of the New Sub-Advisory Agreement

The new sub-advisory agreement will continue in force for a term of two years following its effective date, unless sooner terminated. The agreement will continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by Cutwater or the Advisor, upon 60 days' written notice to the other party. The agreement will automatically terminate if the advisory agreement between the Advisor and the Trust with respect to the Fund is terminated.

Under the agreement Cutwater is entitled to annual fees based on the following schedule: 0.50% of the first $25 million in assets and 0.20% of assets over $25 million. All sub-advisory fees are paid by the Advisor and not the Fund. Because the Advisor pays Cutwater out of the Advisor's own fees received from the Fund, there is no "duplication" of advisory fees paid. The Advisor receives an annual fee of 0.50% of the Fund's average daily net assets. There will be no increase in advisory fees to the Fund and its shareholders in connection with the re-appointment of Cutwater as sub-advisor to the Fund.

The interim agreement is substantially similar to the current agreement and the new agreement except that (i) the interim agreement may be terminated by the Fund with ten days' notice, (ii) the interim agreement has a limited term of 150 days (or until such earlier date at which the new agreement becomes effective), and (iii) compensation earned under the interim agreement will be escrowed until shareholders approve the new agreement.

The foregoing description of the new agreement and the interim agreement is only a summary and is qualified in its entirety by reference to the text of the agreements, which are attached as Appendix B to this Information Statement.

Certain Information Regarding Cutwater Investor Services Corp.

Cutwater is a Delaware corporation registered with the Securities and Exchange Commission as an investment adviser and is located at 113 King Street, Armonk, New York, 10504. Currently Cutwater is a direct wholly-owned subsidiary of Cutwater Holdings, LLC ("CHL"), a Delaware limited liability company that is a wholly-owned subsidiary of MBIA, a Connecticut corporation. MBIA is a publicly held NYSE listed company and reporting company under the Securities Exchange Act of 1934, as amended. Upon the closing of the Transaction, Cutwater will continue to be wholly owned by CHL and CHL will become a wholly-owned operating subsidiary of BNY Mellon, which is a New York state-chartered bank that is regulated by the New York Department of Financial Services and is a member of the Federal Reserve System. As of September 30, 2014, Cutwater managed assets of approximately $22 billion.

Set forth below are the names of the principal executive officers and directors of Cutwater and their principal occupations. The address of each person in the table below is 113 King Street Armonk, New York, 10504.

Name and Address	Positions with Cutwater/ Principal Occupation
Clifford D. Corso	Director and Chief Executive Officer
William C. Fallon	Director of Cutwater; President and Chief Operating Officer, MBIA Inc.
E. Gerard Berrigan	Director and Head of Portfolio Management
Joseph L. Sevely	Director and Chief Financial Officer
Michelle C. Houck	Chief Compliance Officer and Chief Legal Officer
Leonard I. Chubinsky	Senior Corporate Counsel
Gautam Khanna	Managing Director, Portfolio Management
Robert Claiborne	Director, Portfolio Management Credit
Thomas Stabile	Director, Administrative Services

The following information was provided by Cutwater regarding the other mutual funds for which it serves as investment advisor or sub-advisor and which have investment objectives similar to those of the Fund.

Fund	Fee Rate (Including Fee Waivers or Expense Reductions)	Total Fund Assets / Net Assets Sub-Advised by Cutwater as of September 30, 2014
Cutwater Select Income Fund	0.50% on the first $100M 0.40% over $100M	$228,966,824.96
Cutwater Investment Grade Bond Fund	0.50%	$37,585,831.26

General Information

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212.  The Trust's co-administrators are Mutual Fund Administration, LLC, which is located at 2220 E. Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc. ("UMB"), which is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.  UMB also serves as the Trust's transfer agent.  The Trust's distributor is IMST Distributors, LLC, which is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Fund's custodian is UMB Bank, N.A., which is located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106. Counsel to the Trust and the Independent Trustees is Morgan, Lewis & Bockius LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to AAM/Cutwater Select Income Fund, 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-966-9661.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%
of Any Class of the AAM/Cutwater Select Income Fund

Shareholder and Address	Class	Percentage of Total Outstanding Shares of Class as of November 7, 2014
MBIA Insurance Corporation Armonk, NY 10504	Class I	100.00%
NFS LLC FEBO Plymouth, MN 55447	Class A	92.00%
Charles Schwab & Co Inc. San Francisco, CA 94105	Class A	6.80%
NFS LLC FEBO Moscow, ID 83843	Class C	83.98%
Advisors Asset Management Inc. Monument, CO 80132	Class C	16.02%

As of November 7, 2014, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of the AAM/Cutwater Select Income Fund .

Appendis A- 1

APPENDIX B

FORMS OF NEW SUB-ADVISORY AGREEMENT AND INTERIM AGREEMENT

Appendix B - 1

SUB-ADVISORY AGREEMENT
BETWEEN
ADVISORS ASSET MANAGEMENT, INC.
AND CUTWATER INVESTOR SERVICES CORP.

THIS SUB-ADVISORY AGREEMENT (the "Agreement") dated as of __________, 2014, is entered into by and between Advisors Asset Management, Inc., a Delaware corporation headquartered at 18925 Base Camp Road, Monument, CO 80132 (the "Advisor") and Cutwater Investor Services Corp., a Delaware corporation (the "Sub-advisor").

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated July 5, 2012 as amended and restated on March 28, 2013 (as amended from time to time, the "Advisory Agreement") with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 803 W. Michigan Street, Milwaukee, WI 53233, (the "Trust");

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the "Fund");

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)        The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the "Portfolio") and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)        In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust's Declaration of Trust and Bylaws (collectively, as amended from time to time, the "Charter Documents"), (ii) the Trust's current prospectuses and statements of additional information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Registration Statement") filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a "Plan") and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a "Service Plan"); and (iv) all procedures adopted by the Trust with respect to the Fund , and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

Appendix B - 2

(c)        The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policies and procedures will be included in the Trust's registration statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall make reasonable efforts to cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be reasonably required and (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a)        The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor's written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will act in accordance with the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, any other limitations as the Advisor may from time to time impose by written notice to the Sub-advisor, and other applicable laws and the investment objectives, policies and restrictions of the Fund. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio. Sub-advisor shall promptly communicate to the Advisor and the Board such information relating to the portfolio transactions as are requested.
Appendix B - 3

(b)        Where Sub-advisor allocates brokerage on behalf of the Fund, Sub-advisor shall select broker-dealers that will implement the policy of the Fund to obtain the best price and execution for securities. Except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Trust or the Fund by the Securities and Exchange Commission, Sub-advisor agrees that it will not purchase or sell securities for the Fund in any transaction in which it, the Advisor or Sub-advisor or any affiliated person of such "affiliated person" is acting as principal, and the Advisor will communicate in writing to the Sub-advisor the name(s) of any affiliated person of the Trust, the Fund or Advisor upon request. Sub-advisor agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Board.

(d)        Sub-advisor agrees that it will not execute any portfolio transactions for the Portfolio with a broker-dealer which is an "affiliated person" of the Trust, the Fund, the Advisor or Sub-advisor or an "affiliated person" of such an "affiliated person" without the prior written consent of the Advisor. In effecting such transactions, the Sub-advisor shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Board.

(e)       Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(f)        The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio's holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request.

(g)         The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust's or Advisor's behalf in any such respect.

Appendix B - 4

(h)        The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor, including without limitation full copies of all letters received by the Sub-advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made by or to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor at least 90 days prior to any such changes (or, where such information is not known to Sub-advisor 90 days prior to any such changes, as soon as such information becomes known to Sub-advisor).

(i)         The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Sub-advisor, shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(j)         The Sub-advisor will cooperate with the Fund's independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm's duties.

(k)        The Sub-advisor will provide the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio's assets under the Sub-advisor's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund's fund accountant does not obtain prices in the ordinary course of business.

(l)         The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust's Board of Trustees.

Appendix B - 5

(m)       For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

(n)        Sub-advisor shall cooperate with and make available to the Advisor, the Fund and the Trust and any agents engaged by the Trust, the Sub-advisor's expertise relating to matters affecting the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)        In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)        During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust's, the Fund's or the Advisor's expenses, including any extraordinary and non-recurring expenses.

(c)        No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust's Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)        The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

Appendix B - 6

(b)        The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)        The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)        The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)        This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)       This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)        This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor, in each case, on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

Appendix B - 7

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents, warrants and agrees that:

(a)        It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) ;

(b)        It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)        It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement ;

(d)        It will immediately notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation;

(e)        It will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to Sub-advisor's activities hereunder. Sub-advisor agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request;

(f)        It will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Advisor may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code and other applicable laws; and

(g)        After filing with the Securities and Exchange Commission any amendment to its Form ADV, Sub-advisor will promptly furnish a copy to the Advisor.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a)        No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

Appendix B - 8

(b)        Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)        This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)        This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)        This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)        If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)        Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)        Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)         No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor's obligations under this Agreement.

(j)         The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)        Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.
Appendix B - 9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ADVISORS ASSET MANAGEMENT, INC.

__________________________
Name:
Title:

CUTWATER INVESTOR SERVICES CORP.

__________________________
Name:
Title:

Appendix B - 10

Appendix A

Series of the Trust:

AAM/Cutwater Select Income Fund

Appendix B - 11

Appendix B

Fees and Expenses:

Subject to the terms of the Agreement (and as described in Section 4 of the Agreement), Advisor shall pay the Sub-advisor: (a) with respect to the first $25 million of capital invested in the Fund by any persons, including the Advisor and Sub-advisor, a fee equal to 0.50% of the Fund's average daily net assets and (b) with respect to other capital invested in the Fund, a fee equal to 0.20% of the Fund's average daily net assets. The daily net assets of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the exchange is open for trading or as of such other time or times as the Board may determine in accordance with the provisions of the 1940 Act. On each day when the net asset value of the Fund is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for purposes of determining the Sub-advisor's fee.
Appendix B - 12

SUB-ADVISORY AGREEMENT
BETWEEN
ADVISORS ASSET MANAGEMENT, INC.
AND CUTWATER INVESTOR SERVICES CORP.

THIS SUB-ADVISORY AGREEMENT (the "Agreement") dated as of __________, 2014, is entered into by and between Advisors Asset Management, Inc., a Delaware corporation headquartered at 18925 Base Camp Road, Monument, CO 80132 (the "Advisor") and Cutwater Investor Services Corp., a Delaware corporation (the "Sub-advisor").

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated July 5, 2012 as amended and restated on March 28, 2013 (as amended from time to time, the "Advisory Agreement") with Investment Managers Series Trust, a Delaware statutory trust, with its principal office and place of business at 803 W. Michigan Street, Milwaukee, WI 53233, (the "Trust");

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the "Fund");

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)        The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the "Portfolio") and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)        In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust's Declaration of Trust and Bylaws (collectively, as amended from time to time, the "Charter Documents"), (ii) the Trust's current prospectuses and statements of additional information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Registration Statement") filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a "Plan") and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a "Service Plan"); and (iv) all procedures adopted by the Trust with respect to the Fund , and shall promptly furnish the Sub-advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub-advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

Appendix B - 13

(c)        The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policies and procedures will be included in the Trust's registration statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall make reasonable efforts to cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be reasonably required and (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a)        The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor's written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will act in accordance with the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, any other limitations as the Advisor may from time to time impose by written notice to the Sub-advisor, and other applicable laws and the investment objectives, policies and restrictions of the Fund. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio. Sub-advisor shall promptly communicate to the Advisor and the Board such information relating to the portfolio transactions as are requested.
Appendix B - 14

(b)        Where Sub-advisor allocates brokerage on behalf of the Fund, Sub-advisor shall select broker-dealers that will implement the policy of the Fund to obtain the best price and execution for securities. Except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Trust or the Fund by the Securities and Exchange Commission, Sub-advisor agrees that it will not purchase or sell securities for the Fund in any transaction in which it, the Advisor or Sub-advisor or any affiliated person of such "affiliated person" is acting as principal, and the Advisor will communicate in writing to the Sub-advisor the name(s) of any affiliated person of the Trust, the Fund or Advisor upon request. Sub-advisor agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Board.

(d)        Sub-advisor agrees that it will not execute any portfolio transactions for the Portfolio with a broker-dealer which is an "affiliated person" of the Trust, the Fund, the Advisor or Sub-advisor or an "affiliated person" of such an "affiliated person" without the prior written consent of the Advisor. In effecting such transactions, the Sub-advisor shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rule by the Board.

(e)       Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub-advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(f)        The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio's holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request.

(g)        The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust's or Advisor's behalf in any such respect.

Appendix B - 15

(h)        The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor, including without limitation full copies of all letters received by the Sub-advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made by or to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor at least 90 days prior to any such changes (or, where such information is not known to Sub-advisor 90 days prior to any such changes, as soon as such information becomes known to Sub-advisor).

(i)        The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Sub-advisor, shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(j)        The Sub-advisor will cooperate with the Fund's independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm's duties.

(k)       The Sub-advisor will provide the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio's assets under the Sub-advisor's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund's fund accountant does not obtain prices in the ordinary course of business.

(l)        The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust's Board of Trustees.

Appendix B - 16

(m)        For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

(n)        Sub-advisor shall cooperate with and make available to the Advisor, the Fund and the Trust and any agents engaged by the Trust, the Sub-advisor's expertise relating to matters affecting the Fund.

SECTION 4. COMPENSATION; EXPENSES

(a)        In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)        During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust's, the Fund's or the Advisor's expenses, including any extraordinary and non-recurring expenses.

(c)        No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust's Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)        The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

Appendix B - 17

(b)        The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)        The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)        The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)        This Agreement shall become effective with respect to the Fund as of the date hereof and shall terminate on the earlier of 150 days after such effective date or the effective date of a new sub-advisory agreement (the "New Agreement") between the Advisor and Sub-advisor with respect to the Fund that has been approved by a majority of the Fund's shareholders (such period preceding such termination or Fund shareholder approval, the "Interim Period").

(b)        During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve the New Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Sub-advisor. If a majority of the Fund's outstanding voting securities do not approve the New Agreement during such 150-day period, the Sub-advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Sub-advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

(c)        This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor, in each case, on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust; provided, further, that during the Interim Period the Trust's Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days' written notice to the Sub-advisor. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.
Appendix B - 18

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents, warrants and agrees that:

(a)        It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) ;

(b)        It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)        It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement ;

(d)        It will immediately notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation;

(e)        It will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to Sub-advisor's activities hereunder. Sub-advisor agrees that such records are the property of the Trust and will be surrendered to the Trust promptly upon request;

(f)        It will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Advisor may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code and other applicable laws; and

(g)        After filing with the Securities and Exchange Commission any amendment to its Form ADV, Sub-advisor will promptly furnish a copy to the Advisor.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

Appendix B - 19

SECTION 10. MISCELLANEOUS

(a)        No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)        Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)        This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

(d)        This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)        This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)        If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub-advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)        Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)        Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)        No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor's obligations under this Agreement.

(j)        The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)        Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

Appendix B - 20

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

ADVISORS ASSET MANAGEMENT, INC.

__________________________
Name:
Title:

CUTWATER INVESTOR SERVICES CORP.

__________________________
Name:
Title:

Appendix B - 21

Appendix A

Series of the Trust:

AAM/Cutwater Select Income Fund

Appendix B - 22

Appendix B

Fees and Expenses:

Subject to the terms of the Agreement (and as described in Section 4 of the Agreement), Advisor shall pay the Sub-advisor: (a) with respect to the first $25 million of capital invested in the Fund by any persons, including the Advisor and Sub-advisor, a fee equal to 0.50% of the Fund's average daily net assets and (b) with respect to other capital invested in the Fund, a fee equal to 0.20% of the Fund's average daily net assets. The daily net assets of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the exchange is open for trading or as of such other time or times as the Board may determine in accordance with the provisions of the 1940 Act. On each day when the net asset value of the Fund is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for purposes of determining the Sub-advisor's fee.

Appendix B - 23